UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2013

(Date of Earliest Event Reported)

VISION DYNAMICS CORPORATION

(Formerly Blackbox Semiconductor, Inc.)

Nevada	000-52982	74-3197968
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1462 Erie Boulevard

Schenectady, New York 12305

(Address of principal executive offices)

(518) 935-2830

(Registrant's telephone number, including area code)

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01  Changes in Registrant’s Certifying Accountant.

Signature

Introductory Note

This report amends the current report on Form 8-K of Vision Dynamics Corporation (the “Company”) filed with the Securities and Exchange Commission on February 3, 2014 (the “Original Filing”) to disclose change of Certifying Accountant.

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) and (b) Changes in Independent Registered Public Accounting Firm

On November 30, 2012, Hamilton P.C. (“HAMILTON”), our independent registered public accounting firm,  informed the Company that their firm was discontinuing their SEC audit practice. HAMILTON did not provide the Company with a resignation letter, but confirmed via email that they no longer perform SEC audits and referred the Company to another firm.

The audit reports of HAMILTON on our consolidated financial statements as of and for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audited financial statements included a going concern qualification.

During the years ended December 31, 2011 and December 31, 2010 and through February 1, 2013, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with HAMILTON on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HAMILTON, would have caused HAMILTON to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses described above.

On February 11, 2013, DKM Certified Public Accountants (“DKM”) was appointed and engaged to serve as the Company’s independent registered public accounting firm with respect to the audit of the Company’s financial statements for the fiscal year ended December 31, 2012. On February 11, 2013, the board of directors approved the appointment of DKM.  On February 11, 2013, DKM completed its customary client acceptance procedures and entered into an engagement letter with the Company.

Item 9.  Financial Statements and Exhibits

(d) Exhibits

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Letter of Hamilton PC dated November 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION DYNAMICS CORPORATION

Date:  March 28, 2014

By:  /s/ Luis Leung

Name: Luis Leung

Title: CEO

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